UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Proginet Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 29, 2008

Dear Stockholder:

Proginet Corporation will hold a Special Meeting of Stockholders on April 8, 2008 beginning at 10:00 a.m., local time, at Proginet Corporate Headquarters located at 200 Garden City Plaza, Suite 220, Garden City, New York 11530.  The enclosed notice of meeting, the proxy statement and the proxy card from the Board of Directors describe the proposal to be acted upon at the meeting.

This Special Meeting has been called for the purpose of asking our stockholders to approve proposed amendments to the 2000 Stock Option Plan of Proginet Corporation.  The Board of Directors recommends that you vote FOR the approval of the proposed amendments.

Please refer to the enclosed proxy statement for detailed information on the proposal. If you have any further questions concerning the meeting or the proposal, please feel free to contact us at (516) 535-3600. Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.

Sincerely yours,

KEVIN M. KELLY
President and Chief Executive Officer

PROGINET CORPORATION
200 GARDEN CITY PLAZA, SUITE 220
GARDEN CITY, NEW YORK 11530

(516) 535-3600
____________________

Notice of Special Meeting
____________________

To Be Held April 8, 2008

To Stockholders:

A Special Meeting of Stockholders of PROGINET CORPORATION will be held on Tuesday, April 8, 2008 beginning at 10:00 a.m., local time, at Proginet Corporate Headquarters located at 200 Garden City Plaza, Suite 220, Garden City, New York  11530 , to approve amendments to the  2000 Stock Option Plan of Proginet Corporation (the “2000 Plan”) which amendments authorize a 3,000,000 share increase in the number of shares of common stock authorized for award grants under the 2000 Plan and extend the term of the 2000 Plan by five years to October 10, 2015, all as more fully described in the accompanying Proxy Statement.

No other business is scheduled to be brought before the meeting.

The Board of Directors has fixed the close of business on February 28, 2008 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

DEBRA DIMARIA
Corporate Secretary

Garden City, New York

February 29, 2008

PROGINET CORPORATION
200 GARDEN CITY PLAZA, SUITE 220
GARDEN CITY, NEW YORK  11530
(516) 535-3600

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are mailing this proxy statement, with the accompanying proxy card, to you on or about March 3, 2008 in connection with the solicitation of proxies by the Board of Directors of Proginet Corporation (the “Company”) for a Special Meeting of Stockholders (the “Special Meeting”) to be held on April 8, 2008, and any adjournment or postponement of that meeting. The meeting will be held on Tuesday, April 8, 2008, beginning at 10:00 a.m., local time, at Proginet Corporate Headquarters located at 200 Garden City Plaza, Suite 220, Garden City, New York 11530. You are invited to attend the Special Meeting, and we request that you vote on the proposal described in this proxy statement. You do not need to attend the meeting in person to vote your shares. You may simply complete, sign and return your proxy card in order to have your shares voted at the meeting on your behalf.

What am I being asked to vote on?

You are being asked to approve proposed amendments (the “Amendments”) to the 2000 Stock Option Plan of Proginet Corporation (the “2000 Plan”) which were adopted, subject to stockholder approval, by the Board of Directors.  The Amendments effect the following changes:

•
Increase in Aggregate Share Limit. The Amendments authorize a 3,000,000 share increase in the number of shares of Proginet common stock, $.001 par value (“Common Stock”), authorized for award grants under the 2000 Plan, from 852,100 shares to 3,852,100 shares.  The 2000 Plan also incorporates awards which have been cancelled or forfeited under prior option plans, but in the aggregate, the number of shares authorized under the 2000 Plan, including awards from such prior plans, may not exceed 6,000,000 shares after giving effect to the 3,000,000 share increase contemplated by the Amendments.  There are currently only 53,812 shares available for grant under the 2000 Plan.

•	Extension of Term of Plan. The amended version of the 2000 Plan extends the term of the 2000 Plan by five years to October 10, 2015.

We refer in this Proxy Statement to the proposal to approve the Amendments as the “Proposal.”

Why are we recommending that stockholders approve the Proposal?

The Board of Directors approved the increase in the number of shares authorized for awards under the 2000 Plan since, with only 53,812 shares currently available under the 2000 Plan, the Company is unable to adequately provide for future incentives.  The Company believes that the ability to grant options is critical to attracting and retaining employees in a competitive labor market, which is essential to the Company’s long-term growth and success.  On November 30, 2007, the Board granted, subject to stockholder approval, options to purchase 425,000 shares of Common Stock to certain non-employee or “outside” directors of the Company.  At that time, there were 53,812 shares available under the 2000 Plan.  Therefore, the grants exceeded the shares available under the 2000 Plan by 371,188 shares.

Why is the Proposal being submitted at a special meeting instead of an annual meeting?

Our management and Board of Directors believe that the longer we wait to approve the amendments to the 2000 Plan the more risk there will be to our ability to attract and retain key employees, non-employee directors and consultants we believe are needed to contribute to the future growth and success of our business. Therefore, we did not believe it prudent to wait until our annual meeting later in the year to act on the Proposal.

Who can attend and vote at the meeting?

Stockholders of record at the close of business on February 28, 2008 are entitled to attend and vote at the meeting. Each share of our Common Stock is entitled to one vote on all matters to be voted on at the meeting, and can be voted only if the record owner is present to vote or is represented by proxy. The proxy card provided with this proxy statement indicates the number of shares of Common Stock that you own and are entitled to vote at the meeting.

What constitutes a quorum at the meeting?

The presence at the meeting, in person or represented by proxy, of the holders of 34 % of the Common Stock outstanding on February 28, 2008, the record date, will constitute a quorum for purposes of the meeting. On the record date, 14,723,055 shares of Common Stock were outstanding. For purposes of determining whether a quorum exists, proxies received but marked “abstain” will be counted as present and entitled to vote and will be counted towards the establishment of a quorum, but so-called “broker non-votes” will not be deemed present and entitled to vote and therefore will not count towards the establishment of a quorum.

How do I vote by proxy?

If you properly fill in your proxy card and our transfer agent receives it in time to vote at the meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. No postage is required if your proxy card is mailed in the United States in the return envelope that has been enclosed with this proxy statement.

If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares FOR approval of the proposed amendments to the 2000 Plan described in this proxy statement.

How do I vote if my shares are held by my broker?

If your shares are held by your broker in “street name,” you will need to instruct your broker concerning how to vote your shares in the manner provided by your broker. If your shares are held in “street name” and you wish to vote them in person at the meeting, you must obtain from your broker a properly executed legal proxy, identifying you as a stockholder of the Company, authorizing you to act on behalf of the broker at the meeting and specifying the number of shares with respect to which the authorization is granted.

What discretion does my broker have to vote my shares held in “street name”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker DOES NOT have discretion to vote your shares on the Amendments. Therefore, without receiving specific instructions from you, your broker will not be entitled to vote your shares at the meeting, giving rise to what is called a “broker non-vote.”  Shares represented by broker non-votes will not be counted for purposes of determining the existence of a quorum for the transaction of business, will not be considered present at the Special Meeting and will not be counted as votes cast or shares voting on the Proposal.

Can I change my vote after I return my proxy card?

Yes. You may change your vote at any time before your proxy is exercised. To change your vote, you may:

•	Deliver to our corporate secretary a written notice revoking your earlier vote; or

•	Deliver to our transfer agent a properly completed and signed proxy card with a later date; or

•	Vote in person at the meeting.

Your attendance at the meeting will not be deemed to revoke a previously-delivered proxy unless you clearly indicate at the meeting that you intend to revoke your proxy and vote in person.

How are votes counted?

The approval of the Proposal requires the favorable vote of a majority of the shares present at the Special Meeting in person or by proxy and entitled to vote.  This means that more votes must be cast in favor of the Proposal than those against the Proposal or abstaining.  Broker non-votes, which are described above, will not constitute votes cast on the Proposal.  Abstentions will have the effect of votes against the Proposal.

How is the Company soliciting proxies?

Proginet bears the cost of preparing, assembling and mailing the proxy material relating to the solicitation of proxies by the Board of Directors for the meeting. In addition to the use of the mails, certain officers and regular employees may, without additional compensation, solicit proxies in person, by telephone or other means of communication. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares, and will reimburse those record holders for their reasonable expenses in transmitting this material.

PROPOSAL TO APPROVE AMENDMENTS TO THE 2000 PLAN

Overview

On November 30, 2007, the Board of Directors authorized, subject to stockholder approval, a 2,000,000 share increase in the number of shares of Common Stock authorized for award grants under the 2000 Plan.  On February 6, 2008, our Board increased the previous amount to 3,000,000 shares of Common Stock, again subject to stockholder approval.  On January 31, 2008, the Board approved, subject to stockholder approval, an extension of the term of the 2000 Plan by five years to October 10, 2015.

PROPOSAL

Subject to the approval of the stockholders, the Board of Directors has adopted the Amendments, pursuant to which the number of shares of Common Stock authorized for grant under the 2000 Plan shall be increased by 3,000,000 shares of Common Stock and the term of the 2000 Plan shall be extended by five years to October 10, 2015.  As of February 28, 2008, options to purchase 371,188 shares were granted in excess of the 2000 Plan limit and an additional 2,527,000 shares are subject to issuance upon the exercise of outstanding options under the 2000 Plan.  The 2,527,000 shares consist of the 852,100 shares authorized under the 2000 Plan prior to the proposed Amendments, plus the number of shares authorized under prior plans which became available for grant, which amounts were, under the terms of the 2000 Plan, added to the number of shares available under the 2000 Plan for grant.  Under the 2000 Plan, as proposed to be amended, the Company is authorized to grant up to an aggregate of 3,852,100 shares of Common Stock.  The 2000 Plan also incorporates awards which have been cancelled or forfeited under prior option plans, but in the aggregate, the number of shares of Common Stock authorized under the 2000 Plan, including awards from such prior plans, may not exceed 6,000,000 shares after giving effect to the 3,000,000 share increase contemplated by the Amendments.  Prior to the proposed Amendments, that figure was capped at 3,000,000.  The 2000 Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons.  The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.  All of the Company’s approximately 60 employees and its Board of Directors are eligible to receive stock option grants under the 2000 Plan.

Equity Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflect in column (a))

Equity compensation plans approved by security holders	2,527,000	$.77	53,812

Equity compensation plans not approved by security holders	-	-	-

Total	2,527,000	$.77	53,812

Interest of Certain Persons in Matters to Be Acted Upon and Specific Benefits

Employees (including executive officers and directors who are also the Company’s employees), non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2000 Plan.  On February 26, 2008, the Company had approximately 60 employees, all of whom are eligible to participate in the 2000 Plan, and all of whom would have been eligible to participate in the 2000 Plan if the amended plan had been in effect as of that date.

The Company has approved the grant of options to purchase 425,000 shares of common stock to its non-employee directors that are conditioned on stockholder approval of the 2000 Plan proposal.  Such awards were granted on November 30, 2007 at an exercise price of $1.38 and vest equally on the following dates; November 30, 2007, February 21, 2008, May 23, 2008 and August 21, 2008.  The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees (including employee directors) under the 2000 Plan.  If the proposed increase in the share limit for the 2000 Plan had been in effect in fiscal 2007, the Company expects that its award grants for fiscal 2007 would not have been substantially different from those actually made in that year under the 2000 Plan.

As of February 22, 2008, the fair market value of a share of Company common stock was $1.05.

New Plan Benefits

2000 Stock Option Plan of Proginet Corporation

Name and Position:	Number of Shares of Stock Underlying Options

Kevin M. Kelly Chief Executive Officer	*

John W. Gazzola Senior Vice President of Sales	*

Arne Johnson Senior Vice President of Strategic Planning and Marketing	*

Executive Group	*

Non-Executive Director Group	371,188

Non-Executive Officer Employee Group	*

Total	371,188

* Not determinable at this time

Aggregate Past Grants Under the 2000 Plan

As of February 22, 2008, awards covering 3,317,376 shares of the Company’s common stock had been granted under the 2000 Plan.  The following table shows information regarding the distribution of those awards among the persons and groups identified below.

2000 Stock Option Plan of Proginet Corporation

Named Executive Officers:	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise

Kevin M. Kelly Chief Executive Officer	489,600	75,835

John W. Gazzola Senior Vice President of Sales	125,000	-

Arne Johnson Senior Vice President of Strategic Planning and Marketing	187,500	-

Total for all current executive officers (including the Named Executive Officers identified above)	1,434,806	18,824

Non-Executive Director Group	716,482 (1)	40,000

Each other person who has received 5% or more of the options, warrants or rights under the 2000 Plan	322,000	4,941

All employees, including all current officers who are not executive officers or directors, as a group	844,088	279,588

Total	3,317,376	419,188

(1)  Includes options to purchase 425,000 shares of Common Stock to its non-employee directors that are conditioned on stockholder approval of the 2000 Plan proposal

Summary of the 2000 Plan

The following summary of certain material features of the 2000 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2000 Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

2000 PLAN ADMINISTRATION

The 2000 Plan will be administered by the Board of the Directors or by a committee of the Board of Directors (the “Administrators”) consisting of at least two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that any director on a committee acting as Administrator will be an “outside director” within the meaning of Section 162(m) of the Code.

Among other things, the Administrators are empowered to determine, within the express limits contained in the 2000 Plan: the employees, directors and consultants to be granted options, the times when options shall be granted, whether an option is to be an Incentive Stock Option (“ISO”) or a non-qualified stock option (“NQSO”) the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 2000 Plan and to make all other determinations necessary or advisable for administering the 2000 Plan and to construe the 2000 Plan.

TERMS AND CONDITIONS OF OPTIONS

Options granted under the 2000 Plan will be subject to, among other things, the following terms and conditions:

(a)
The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company’s Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company’s outstanding shares).

(b)
Options may be granted for terms determined by the Administrators not to exceed 10 years; provided, however, that the term of an ISO may not exceed 5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company’s outstanding shares.

(c)
The maximum number of shares of the Company’s Common Stock for which options may be granted to an employee in any calendar year is 250,000.  In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d)
The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract (“Contract”) entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company’s Common Stock in an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

(e)
Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

(f)
Except as may otherwise be provided in the applicable Contract, if the optionee’s relationship with the Company as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

(g)
The Company may withhold cash and/or shares of the Company’s Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

Appropriate adjustments will be made in the number and kind of shares available under the 2000 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company’s Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (i) the liquidation or dissolution of the Company; (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company; or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE 2000 PLAN

The term of the 2000 Plan expires October 10, 2010.  Under the Proposal, the duration of the 2000 Plan will be extended to October 10, 2015. The Board of Directors may at any time terminate or amend the 2000 Plan; provided, however, that, without the approval of the Company’s stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee’s consent.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. An optionee should consult with the optionee’s own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

ISOS EXERCISED WITH CASH

No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee’s tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee’s basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a “disqualifying disposition”), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

NQSOS EXERCISED WITH CASH

No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefore will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee’s tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986 (the “Code”), generally effective January 1, 2005.  Section 409A covers most programs that defer the receipt of compensation to a year succeeding the year in which the right to receive such compensation first arose. It provides strict rules for elections (if any) to defer compensation and for the timing of payouts of deferred compensation.

There are significant penalties placed on the individual employee or service provider for failure to comply with Section 409A. However, it does not affect the Company's ability to deduct deferred compensation.

Section 409A generally does not apply to ISOs or NQSOs that are not discounted (discounted options are options issued with an exercise price that is less than the fair market value of the underlying stock on the date of grant).  The terms of the 2000 Plan permit the issuance of discounted NQSOs that could be subject to Section 409A.

Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee’s tax basis in the shares.

EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor (“Replacement Shares”). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee’s holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

ALTERNATIVE MINIMUM TAX

In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee’s regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee’s alternative minimum taxable income. In addition, the optionee’s basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee’s regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an ISO should consult with the optionee’s tax advisors concerning the applicability and effect of the alternative minimum tax.

REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION

We intend to file a Post-Effective Amendment to our Registration Statement on Form S-8 to include the number of shares authorized by the Amendments, if such Amendments are approved by the Company’s stockholders.

REQUIRED VOTE AND BOARD OF DIRECTORS’ RECOMMENDATION

Approval of the Amendments requires the affirmative vote of a majority of the shares present, in person or by proxy at the Special Meeting, and entitled to vote on the Proposal.  Abstentions will have the effect of a vote against the Proposal.  Broker non-votes will not be counted as shares present in person or by proxy and entitled to vote and thus will not affect the outcome of the vote.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENTS OF THE 2000 PLAN.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of February 28, 2008, with respect to the beneficial ownership of Common Stock by each stockholder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of Class

Common	John Mazzone 24 Ferris Drive Clifton, NJ 07013	1,120,636 (a)	7.61%

Common	The Red Oak Fund, LP Red Oak Partners, LLC Red Oak Capital Partners, LLC David Sandberg 145 Fourth Avenue, Suite 15A New York, NY 10003	1,272,889 (b)(d)	8.65%

Common	Scot Cohen 20 East 20th Street, Apt. 6W New York, NY 10003	1,455,793 (c)(d)	9.89%

(a)	Based on the information set forth on the Schedule 13G (Amendment No. 5) of the reporting person that was filed with the Securities and Exchange Commission on January 4, 2008.

(b)
Based on the information set forth on the Schedule 13D of the reporting persons that was filed with the Securities and Exchange Commission on August 27, 2007 following the completion of a tender offer for the Company’s Common Stock completed August 17, 2007.  On the Schedule 13D, the reporting persons are David Sandberg, Red Oak Partners, LLC, Red Oak Capital Partners, LLC and The Red Oak Fund, LP.  The Schedule 13D reports that each of David Sandberg, Red Oak Partners, LLC, Red Oak Capital Partners, LLC and The Red Oak Fund, LP (collectively “Red Oak”) beneficially owns 1,272,889 shares of Common Stock.

(c)
Based on the information set forth on the Schedule 13D (Amendment No. 4) of the reporting persons that was filed with the Securities and Exchange Commission on February 15, 2007.  On the Schedule 13D (Amendment No. 4), the reporting persons are Scot Cohen (“Cohen”), Richard K. Abbe (“Abbe”), Iroquois Capital L.P. (“Iroquois”) and Vertical Ventures, LLC (“Vertical Ventures”) (Cohen, Abbe, Iroquois and Vertical Ventures collectively referred to herein as “Vertical”).  The Schedule 13D (Amendment No. 4) reports that Cohen has total beneficial ownership of 1,455,793 shares of Common Stock, which is comprised of sole voting and dispositive power on 1,082,642 shares of Common Stock and shared voting and dispositive power on an additional 373,151 shares of Common Stock; the 373,151 shares are comprised of 206,483 shares of Common Stock owned by Iroquois (the “Iroquois Shares”) and 166,668 shares of Common Stock owned by Vertical Ventures (the “Vertical Ventures Shares”).  The Schedule 13D (Amendment No. 4) also reports that Abbe has total beneficial ownership of 707,210 shares of Common Stock, which is comprised of sole voting and dispositive power on 334,059 shares of Common Stock and shared voting and dispositive power on an additional 373,151 shares of Common Stock or; the 373,151 shares are comprised of the Iroquois Shares and the Vertical Ventures Shares.

(d)	The Company believes that certain beneficial owners specified above may constitute a “group” as defined in Item 403 of Regulation S-B.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of February 28, 2008, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each director of the Company; (ii) each executive officer named in the Summary Compensation table; and (iii) all directors and executive officers of the Company as a group.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership (a)	(4) Percent of Class
Common	George T. Hawes	898,820 (b)	6.07%

Common	Dr. E. Kelly Hyslop	539,494 (b)	3.61%

Common	Kevin M. Kelly	941,604 (b)	6.22%

Common	Amit K. Basak	0	0%

Common	Stephen Kezirian	0	0%

Common	Allen Wolpert	52,160 (b)	0.35%

Common	John W. Gazzola	125,000 (b)	0.84%

Common	Arne H. Johnson	187,500 (b)	1.26%

Common	All the Officers and Directors as a Group (11 persons)	3,648,053 (b)	21.15%

(a)
A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted.  The percentage of ownership of all officers and directors as a group assumes a base of 17,250,055 consisting of 14,723,055 shares of Common Stock outstanding as of February 28, 2008 and 2,527,000 options calculated as described above.

(b)
The amount of beneficial ownership includes both Common Stock held and options owned and exercisable with 60 days after February 28, 2008.  The specific number of options for each individual is as follows:  George T. Hawes – 90,000, Dr. E. Kelly Hyslop – 215,294, Kevin M. Kelly – 413,765, Allen Wolpert – 0, John W. Gazzola – 125,000, Arne H. Johnson - 187,500, and all officers and directors as a group – 1,442,441.

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last fiscal year awarded to, earned by, or paid to our Chief Executive Officer and the two most highly compensated executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2007, in all capacities to the Company (the “named executive officers”).  The columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation ($)” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)” have been omitted because there is no such compensation to be reported.

Summary Compensation Table

$(US)

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Kevin M. Kelly Chief Executive Officer and President	07	230,000	23,000	(2)14,452	267,452
John W. Gazzola Senior Vice President of Sales	07	140,000	(1) 85,661	(2) 4,200	229,861
Arne Johnson Senior Vice President of Strategic Planning and Marketing	07	162,500	4,875	(2) 4,875	172,250

(1)	Commission and draw paid on sales license revenue.

(2)	Amounts in this column include the following:
(a)	Retirement savings plan (section 401(k) plan) matching contributions in the amounts of $6,900 for Mr. Kelly, $4,200 for Mr. Gazzola and $4,875 for Mr. Johnson.
(b)	Auto allowance of $7,552 for Mr. Kelly.

Narrative Disclosure to Summary Compensation Table

None of our named executive officers, other than Kevin M. Kelly, has an employment contract with the Company other than the management agreements described under “Termination of Employment and Change-in-Control Agreements”.

Each of the named executive officers’ yearly salary compensation is reviewed annually and adjustments, if any, are approved by the Compensation Committee.  Bonus compensation for Kevin M. Kelly and Arne Johnson are based on meeting defined revenue and/or profitability targets established annually by the Compensation Committee.

The following table provides information concerning outstanding equity awards for each named executive officer in the Summary Compensation Table as of July 31, 2007.  The columns for “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)”, “Number of Shares of Units of Stock That Have Not Vested (#)”, “Market Value of Shares or Units of Stock That Have Not Vested ($)”, “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)” and “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested Stock Awards ($)”,  have been omitted as there are no such awards to be reported.  All unexercised options of the named executive officers are exercisable.

Outstanding Equity Awards at Fiscal Year-End – July 31, 2007

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($U.S)	Option Expiration Date

Kevin M. Kelly	75,000	$0.62	11/16/2009
	193,765	$0.85	6/22/2010
	27,045	$0.16	9/20/2011
	20,000	$1.50	2/22/2015
	125,000	$0.75	11/22/2015

John W. Gazzola	30,000	$0.33	10/20/2013
	20,000	$1.50	2/22/2015
	75,000	$0.75	11/22/2015

Arne Johnson	12,500	$0.71	3/2/2009
	50,000	$0.62	11/16/2009
	30,000	$0.16	9/20/2011
	20,000	$1.50	2/22/2015
	75,000	$0.75	11/22/2015

Employment Agreements

On October 31, 2007, the Company entered into a written employment agreement with Kevin M. Kelly, its President and Chief Executive Officer.  The employment agreement provides that Mr. Kelly’s employment with the Company is on an “at will” basis and that the Company shall compensate Mr. Kelly in the form of a base annual salary of $236,900, a discretionary annual bonus, discretionary stock option grants and certain retirement and health related benefits.  The employment agreement also provides that, if the Company terminates Mr. Kelly’s employment without cause or Mr. Kelly terminates his employment with the Company for good reason, Mr. Kelly is entitled to receive his base annual salary, an annual bonus and health and retirement benefits for eighteen months following the date of such termination without cause or for good reason.  In the employment agreement, “cause” is defined as neglect of duties, failure to devote sufficient time to duties, willful engagement in material misconduct, active disloyalty and commission or conviction of a felony or any crime involving fraud or moral turpitude and “good reason” is defined as a material diminution of base annual salary, a change in title or chain of reporting, a significant change in principal work location, or material breach by the Company of the employment agreement.  This agreement replaces Mr. Kelly’s previous “management agreement” pursuant to which Mr. Kelly was entitled to certain severance payments in connection with a change of control.

Termination of Employment and Change-In-Control Agreements

The Company has entered into “management agreements” with each of the named executive officers, other than Kevin M. Kelly. If a change of control in the Company occurs, these agreements provide:

•
A lump sum payment equal to the present value of the aggregate of the executive’s base compensation (equal to the highest rate of base compensation in effect during the  three-year period immediately preceding the termination) for a six month period following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the six month period  following the termination.

•	Continuation at the Company’s expense of all benefits to which the executive was entitled prior to termination for a period of six months.

Other than Kevin M. Kelly, there are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.

DIRECTORS’ COMPENSATION

For fiscal 2007, the Company compensated its non-employee director’s $20,000 payable in restricted Common Stock of the Company to each director electing to receive compensation.  The restricted stock awards contain time based vesting provisions and fully vested on August 21, 2007.  Dr. E. Kelly Hyslop elected not to receive such compensation for fiscal 2007.  Directors are paid on an annual rather than a per meeting basis.  No additional amounts have been paid for service on any Committee of the Board.

Director Compensation FY 2007

Name	Stock Awards ($)(1)	Total ($)
John C. Daily	18,065	18,065

George T. Hawes	18,065	18,065

William Loscalzo	18,065	18,065

Stephen Sternbach	18,065	18,065

Dr. E. Kelly Hyslop	-	-

(1) Amounts in this column reflect the expense recognized by the Company for accounting purposes calculated in accordance with FASB Statement of Financial Accounting Standards No. 123R for fiscal 2007.

Director Compensation FY 2008

For fiscal 2008, each non-employee director was granted, at the fair market value on the date of grant, options to purchase 25,000 shares of Common Stock which vest quarterly through August 21, 2008. Newly elected directors, namely, Mr. Amit K. Basak, Mr. Stephen M. Kezirian and Mr. Allen Wolpert were each granted, at the fair market value on the date of grant, options to purchase an additional 100,000 shares of Common Stock which vest ratably over a period of three years from the date of grant.  Additionally, directors, who are members of the Strategic Advisory Committee, which was established to assist and provide advice to the Board of Directors and the Company’s management, regarding the monitoring and implementation of the Company’s corporate strategic plan  as well as general strategic planning, will receive additional annual compensation of $25,000 for these services.

Information Concerning Stockholder Proposals for the 2008 Annual Meeting

Any stockholder proposal intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Company not later than July 2, 2008 for inclusion in the Company’s proxy statement and form of proxy card for that meeting.  Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company’s proxy statement and form of proxy, will be considered untimely, and thus the Company’s proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after September 18, 2008.

COMPENSATION COMMITTEE

Amit K. Basak, George T. Hawes, and Allen Wolpert are the Compensation Committee of our Board of Directors for fiscal year 2008. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2007 or had any business relationship or affiliation with the Company or any of its subsidiaries (other than his service as a director).

OTHER MATTERS

No other business is scheduled at the Special Meeting.  The persons named in the proxy will have discretionary authority to vote the shares represented by the proxy in their discretion on any other matter that may properly come before the Special Meeting, including matters incident to the conduct of the Special Meeting.

By Order of the Board of Directors

DEBRA DIMARIA, Corporate Secretary

Garden City, New York

February 29, 2008

EXHIBIT A

2000 STOCK OPTION PLAN OF PROGINET CORPORATION, as amended
through February 6, 2008

1.PURPOSE OF THE PLAN. This stock option plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of Proginet Corporation, a Delaware corporation (the “Company”), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options which do not qualify as ISOs (“NQSOs”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 2(b) and Paragraph 12, the aggregate number of shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for which options may be granted under the Plan shall not exceed 3,852,100.  Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. (b) In the event that options in respect of shares of Common Stock previously granted pursuant to the Company’s Equity Incentive Plan (amended and restated as of February 21, 1995) and the Company’s 1997 Stock Option Plan (collectively, the “Prior Plans”) become, or have become, void, expire, cancelled, terminate unexercised, or cease for any reason whatsoever to be exercisable (the “Voided Options”), the aggregate number of shares of Common Stock for which options may be granted under the Plan shall include an amount equal to the number of Voided Options in any instance, provided, that in no event shall the aggregate number of shares of Common Stock available under the Plan and the Prior Plans exceed 6,000,000.

3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee. Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the “Contract”), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

4. ELIGIBILITY. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 250,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the closing sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the NASDAQ Stock Market (“NASDAQ”), and (i) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service as determined in the sole discretion of the Administrators; provided, however, that if clauses (a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefore (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made. The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee’s death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee’s directorship is terminated for Cause or without the consent of the Company, such option shall terminate immediately. Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee’s employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee’s Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee’s death, by the optionee’s Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee’s Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee’s directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee’s directorship by reason of the optionee’s Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee’s death, by the optionee’s Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10. COMPLIANCE WITH SECURITIES LAW. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current. The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee’s own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, NASDAQ or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefore. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval. Except as may otherwise be expressly provided in the applicable Contract, in the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on October 10, 2000 and amended on September 26, 2005 and November 30, 2007, January 31, 2008 and February 6, 2008.  No option may be granted under the Plan after October 10, 2015. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee’s consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee’s Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

 15. WITHHOLDING TAXES. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19. DEFINITIONS. (a) “Cause”, in connection with the termination of an optionee, shall mean (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee’s physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors. (b) “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation. (c) “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code. (d) “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan. (e) “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code. (f) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions. Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

22. STOCKHOLDER APPROVAL. The amended terms of the Plan shall be subject to approval by (a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company’s stockholders at which a quorum is present or (b) the Company’s stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law. No options granted pursuant to the amended terms of the Plan may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amended terms of the Plan are not approved by a vote of the stockholders of the Company on or before November 30, 2009, any options granted that were in excess of the number of shares authorized before the proposed Amendments, as defined in the Company’s proxy statement distributed to stockholders on or about March 3, 2008, shall terminate, but the Plan shall continue in effect under the terms existing without giving effect to such proposed Amendments.

SPECIAL MEETING OF STOCKHOLDERS OF

PROGINET CORPORATION

April 8, 2008

Please mark, date, sign and
mail your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1: To approve amendments to the 2000 Stock Option Plan of Proginet Corporation which authorize a 3,000,000 share increase in the number of shares of common stock available for award grants under the 2000 Plan and extend the term of the 2000 Plan by five years to October 10, 2015.
☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Special Meeting.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy. Where no choice is specified, this Proxy will be voted FOR the proposal to approve amendments to the 2000 Stock Option Plan of Proginet Corporation which authorize a 3,000,000 share increase in the number of shares of common stock available for award grants under the 2000 Plan and extend the term of the 2000 Plan by five years to October 10, 2015. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, including matters incident to the conduct of such Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY	PROGINET CORPORATION	PROXY

SPECIAL MEETING OF STOCKHOLDERS - April 8, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock of PROGINET CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Kevin M. Kelly and Debra A. DiMaria, and each of them, proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the Special Meeting of Stockholders of Proginet Corporation, to be held at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 on Tuesday, April 8, 2008 at 10:00 a.m., local time and at any adjournments or postponements thereof.

(Continued and to be marked, signed and dated on the reverse side)

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